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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2002


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-25581                  06-1528493
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(State or other Jurisdiction of   (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)



   800 Connecticut Avenue, Norwalk, Connecticut                   06854
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            (Address of principal office)                       (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9. REGISTRATION FD DISCLOSURE.

1ST QUARTER 2002 EARNINGS

         On May 1, 2002, priceline.com Incorporated, a Delaware corporation, announced its results for the 1st quarter 2002. The information set forth above is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement and related information issued by priceline.com on May 1, 2002), a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The supplement and related information is unaudited and intended as a supplement to, and should be read in conjunction with, the Company's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q.

                  EXHIBITS.

                  99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on May 1, 2002 relating to its 1st quarter 2002 earnings.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRICELINE.COM INCORPORATED




                                           By:  /s/ Jeffery H. Boyd
                                                --------------------------------
                                                Name:  Jeffery H. Boyd
                                                Title: President and Chief
                                                       Operating Office


Date:  May 1, 2002

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                                  EXHIBIT INDEX

                  EXHIBIT NO.       DESCRIPTION

                  99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on May 1, 2002 relating to its 1st quarter 2002 earnings.